UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

--------
FORM N-CSR
--------

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06142

THE JAPAN EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

--------

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201)
915-3054

DATE OF FISCAL YEAR END: October 31, 2004

DATE OF REPORTING PERIOD: April 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

THE JAPAN EQUITY FUND, INC.

GENERAL INFORMATION


THE FUND

     The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock
Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE").
The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in
Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund's
Investment Manager.
Daiwa SB Investments Ltd. is the Fund's Investment Adviser. The Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the
Fund.

SHAREHOLDER INFORMATION

     The Fund's shares are listed on the New York Stock
Exchange ("NYSE"). The
Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

     The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value
("NAV") and market price information about the Fund is published each Monday in
THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in
BARRON'S, and also appears in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201)
915-3020. Also, the Fund's website includes a monthly market review, a list of the Fund's top ten industries and holdings, the proxy voting policies and procedures, the code of ethics and the audit committee charter.

INQUIRIES

     Inquiries concerning your share account should be directed to PFPC Inc.
(the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One
Evertrust Plaza,
9th Floor, Jersey City, NJ 07302-3051.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the
Plan Agent by calling (800) 331-1710 or by writing The Japan
Equity Fund, Inc.,
c/o PFPC Inc. P.O. Box 43027, Providence, RI 02940-3027.

May 18, 2004

DEAR SHAREHOLDERS:

     It is our pleasure on behalf of the Board of Directors to present the
Semi-Annual Report for The Japan Equity Fund, Inc. (the
"Fund") for the six
months ended April 30, 2004.

PERFORMANCE AND REVIEW OF THE JAPANESE STOCK MARKET

     - During the period November 2003 through April 2004, the Fund's portfolio increased by 12.33%. Over the same period, the TOPIX advanced by 12.10%
       in U.S. dollar ("USD") terms.

     - On the other hand, in Japanese Yen ("JPY") terms, the performance of the
       Fund, excluding expenses and the cash position effect, represented
       16.27%, whereas the TOPIX was up 13.70%.

     - Relative to the TOPIX, stock selection contributed substantially to the relative performance while sector selection within sectors was slightly negative (see Table 3).

     - As shown below on Table 4, stock selection was primarily strong in
       Wholesale Trade and Transport Equipment. On the other hand, stock holdings in Other Financing Business hurt the results.

     - Out performance in the Retail Trade sector in which we were overweight provided positive relative performance, while the underweight stance in
       Banks detracted from the relative result.

MARKET REVIEW (NOVEMBER 2003 - APRIL 2004)

     During the six month period, the Japanese stock market showed solid movement with the TOPIX advancing by 13.70% on a JPY basis.
To review the
Japanese equity market for the period:

     - November 03: From the outset of November, the market was upbeat mirroring the surge in U.S. stocks and the Yen's depreciation.
However, on November
       17th, the Nikkei 225 Index ("Nikkei 225") fell below the psychologically important 10,000-mark as investor sentiment cooled ahead of the House of
       Representatives elections and in response to the decline in U.S. stocks and the U.S. dollar and the recent terrorist attacks.
During this period,
       liquidation of margin positions by individual investors was also apparent. As the U.S. market began to pick up, the Nikkei 225 recovered to move above 10,000 on November 26th. Even so, the TOPIX closed below
       1,000 points at month-end following a Nikkei Shinbun report on November
       28th indicating that Ashikaga Financial Group was to receive an injection of public funds. During November, the average daily trading volume on the
       Tokyo Stock Exchange ("TSE") First Section was 1.06 billion shares, with an average traded value of JPY1.09 trillion, both being below October's levels.

     - December 03: The stock market rose sharply at the beginning of December upon positive expectations for the U.S. Christmas sales season, but with the Yen continuing to appreciate and U.S. stocks declining, the Nikkei
       225 slid below 10,000 points on December 10th. After that, the Nikkei 225 was heavily moved by expectations following the disappointment surrounding U.S. stocks after the capture of former
Iraqi President
       Saddam Hussein. Even so, momentum gradually declined in the run-up to the holiday season for non-Japanese investors.
Nevertheless, toward the end
       of the month (and the year), the United States and other leading overseas markets strengthened and the Nikkei 225 ended the month with a three-day rally, despite relatively thin trading, on both a sense of lagging behind overseas markets and expectations for the overall market in the new year.
       With this, 2003 was the first year since 1999 that the market closed the year higher.

     - January 04: In January, Japanese stocks made a strong start at the opening session of the year, reflecting the global rise in stock markets at year-end and through the New Year's holiday.
Nevertheless, the TOPIX
       recorded five consecutive days of decline for the first time since April
       2003 at January-end, slowing its monthly growth rate to 0.4%. Individual investors remained active players from start to finish, and the Nikkei
       JASDAQ Stock Average rose for 21 days in a row during the course of the month, indicating the good performance of small-caps.
Aggressive buying
       by non-Japanese investors of Japanese equities was seen as the Japanese market was deemed to be lagging overseas stocks.
However, domestic
       investors began to take profits ahead of the end of the fiscal year in recognition of the strength of the Yen and the unwinding of cross shareholdings. As a result, rising prices were quickly capped as the market approached its 2003 high. From mid-month onwards, investors began to expect an expansion in high tech firm's earnings ahead of third quarter results announcements, with leading electrical machinery stocks recording highs. In spite of this, adjustments by major banks, the slowdown in non-Japanese investors' activity ahead of the month-end and the plunge in U.S. stocks after the Federal Open
Market Committee (FOMC)
       meeting led to a cooling in investor sentiment, bringing the market to a close on a weak note at the end of the month.

     - February 04: The Tokyo stock market in February was characterized by a stronger rising trend from the middle to the end of the month. Continuing from the end of the previous month, attention in early
February remained
       focused on major high tech companies' earnings announcements. While the results themselves were not bad, they did not surpass expectations and failed to fuel a rise in the overall market.
Meanwhile, the Nikkei 225
       temporarily endured a stronger declining trend as overseas investors withdrew from buying amid a market that was susceptible to a wait-and-see mood. This attitude was attributed to the upcoming special inspections at major banks and the G7 meeting.

       Following these intial trends, both U.S. and Japanese stocks turned around and entered a rising trend, encouraged by U.S.
Federal Reserve
       Board Chairman Alan Greenspan's testimony. Although there were concerns about supply/demand deterioration factors in light of an offering of JR
       West shares and the unwinding of cross-shareholdings before the end of the fiscal year, stocks remained in a rising trend throughout the month.
       This was due to increased expectations that the domestic economy would continue to recover on the back of the U.S. dollar recovering to Y109/$, high October-December Gross Domestic Product ("GDP") growth and improved industrial production in January. During this period, investors sought a wide range of stocks, covering everything from export-related to domestic demand issues. The Nikkei 225 recovered above 11,000 points.

     - March 04: In March, the stock market generally remained on a rising trend, with the TOPIX closing the month at its highest level since the beginning of 2003. It rose by 49.6% in fiscal year
2003, the first rise
       since fiscal year 1999 and the biggest gain since fiscal year 1986
       (47.8%). Throughout the month, non-Japanese investors continued to be aggressive buyers of Japanese stocks on the back of expectations that the recovery in the domestic economy would spread. There were a number of negative incentives, such as concerns over a rise in the unwinding of cross shareholdings ahead of the end of the fiscal year, the terrorist attacks against trains in Spain, the assassination of the founder of the
       Hamas movement by Israeli forces, a temporary adjustment in U.S. stock prices and a return of JPY appreciation. However, these were counteracted by prospects of further rises in stock prices over the medium term, as indicators such as corporate statistics and land prices boosted confidence even further. With expectations of increased consumer spending, an end to deflation and the bottoming out of land prices, stock selection focused on domestic demand issues, with materials issues also sought after toward the end of the month.

     - April 04: In April, although the stock market was mostly unchanged over the month, it was firm overall on the back of an improvement in the
       Japanese economy and expectations of growth in corporate earnings. The
       TOPIX was above the 1,200-point level for most of the month. Even when the market was sent down by negative incentives, such as reports that UFJ
       Holdings had more bad loans than it had admitted, the adjustment of U.S.
       stocks and news that three Japanese nationals had been taken hostage in
       Iraq, buying on decline promptly kicked in. As a result, trading volume maintained a high level, but the upside appeared to be capped at the end of the month. On April 30, the last trading day of the month, the TOPIX closed below the 1,200-point level on adjustments of cash positions, due to incentives running dry, with the end of earnings announcements at leading companies and uncertainty in overseas markets as a result of fears of an economic slowdown stemming from monetary tightening in the
       United States and China. Total trading volume in April exceeded the total trading volume in March to hit a record high.

OUTLOOK

     Concerns about higher interest rates, contraction of excess liquidity and a slowdown in China have resurfaced as new realities. After an over 50% rebound in the last twelve months, a consolidation or correction in the Tokyo market seems natural at this stage, as is the case with other equity markets around the world.

     The market has reacted to the wave of positive earnings news from technology firms. We expect companies, particularly manufacturers, to present conservative outlooks for fiscal year 2004 (vs. market expectations). We think the TOPIX will settle down into a box range of 1000 to 1200 due to a lack of news once non-manufacturer result announcements run their course in May.

     We believe medium and long-term investors should take a buy-on-dips strategy in the mean time. After bottoming out in January 2001, the Japanese economy has been in a recovery phase that could be a historically durable one.
While cyclical factors may cause a slow-down in corporate earnings in the second half of this year, valuations in the Japanese stock market remain near the bottom of their trading ranges. One-year forward earnings-per-share, at 19 times earnings, is based on the assumption of a 30% increase in bottom-line profit in fiscal 2004.

     The initial stages of the recovery favored cyclicals, lower-quality equities, and smaller capitalization companies. However, we would expect higher-quality companies with sustainable growth characteristics to lead the way as global growth momentum stabilizes.

     Major factors to be scrutinized in the meantime will continue to be the
U.S. and Chinese economies, and the Japanese economy's relative sensitivity to them.

     (1) Recent U.S. economic statistics, including job reports and factory orders, indicate the necessity of interest rate hikes this summer, aside from U.S. political considerations. A key question is whether capital expenditure will recover sufficiently to cover a possible slowdown in housing and consumption, which are more sensitive to short-term interest rate movements. It is reasonable to expect a slowdown of economic growth in the second half of 2004 and in 2005.

     (2) The Chinese government is serious about combating excess investment in basic industries, including steel, cement, aluminum and automobiles.
          Monetary tightening, including higher reserve requirements and direct control of bank lending, has already hit the world commodities markets. This, in combination with probable U.S.
interest rate hikes
          and a stronger U.S. dollar, has been forcing speculators to leave the commodities markets. The correction of the commodities markets itself is not a negative factor, as it will relieve raw material cost pressures on manufacturing industries. We believe the Chinese economy will be able to achieve a soft-landing this time unlike
          1993-94, as money supply growth and inflation are much lower than the previous cycle and excesses are limited to several sectors as mentioned above. Economic policy performance over the next three to six months should be watched, as China has become a big theme in financial and commodities markets.

     (3) The Japanese economic recovery, triggered initially by exports, has permeated through capital expenditures and personal consumption.
          However, the momentum of Japanese economic recovery seemed to be slowing down sequentially in the quarter ended
March 31, 2004 given
          the erratic movements in industrial production and machinery orders.
          On the other hand, business sentiment remained quite high and there were improvements in lagging sectors such as services and small enterprises. Whether Japan will be able to sustain its economic recovery based on consumption and capital expenditure will be tested by the less friendly external economic
circumstances outlined above,
          particularly any slowdown in China, in late 2004 and in 2005.

FUND PERFORMANCE

     Table 1. Performance in comparison with the benchmark
(TOPIX), USD base


LATEST SIX MONTHS

(NOV 03 - APRIL 04)

%

-------------------
Japan Equity Fund (Equity Only)
12.33
Benchmark (TOPIX)
12.10

-------
Difference
0.23

     Table 2. Performance in comparison with the benchmark, JPY base


LATEST SIX MONTHS

(NOV 03 - APRIL 04)

%

-------------------
Portfolio (Equity Only)
16.27
Benchmark (TOPIX)
13.70

-------
Difference
2.57

     Table 3. Attribution Analysis Summary, JPY base


LATEST SIX MONTHS

(NOV 03 - APRIL 04)

%

-------------------
Portfolio (Equity Only)
16.27
TOPIX
13.70

-------
Difference
2.57
BREAKDOWN
Sector Selection
(0.12)
Stock Selection
2.03
Others
0.66

-------
Total
2.57

     Table 4. Sector & Stock Selection Effects, Sector by
Sector as of April 30,
2004


SECTOR       STOCK

PORTFOLIO     MARKET                            ALLOCATION
SELECTION

POSITION      WEIGHT    PORTFOLIO   BENCHMARK     EFFECT
EFFECT

(%)          (%)       RETURN      RETURN        (%)
(%)

----------  ----------  ----------  ----------  ----------  -
---------
TOPIX INDUSTRY
Fishery, Agriculture & Forestry
0.00        0.09        0.00       21.40        0.00
0.00
Mining
0.00        0.14        0.00        8.91        0.01
0.00
Construction
0.92        2.29       12.71       -0.07        0.14
0.18
Foods
1.64        2.46       28.68       19.51       -0.07
0.14
Textiles & Apparel
2.48        1.04        8.88       15.08        0.01       -
0.17
Pulp & Paper
1.00        0.53        2.39       13.40       -0.02       -
0.02
Chemicals
7.77        5.44        9.48       12.05       -0.02       -
0.21
Pharmaceutical
3.74        3.94       22.16       17.69       -0.05
0.15
Oil & Coal Products
0.00        0.69        0.00       12.18        0.02
0.00
Rubber Products
1.16        0.66       30.36       29.16        0.07
0.00
Glass & Ceramic Products
1.22        1.09       24.25       26.96        0.21       -
0.03
Iron & Steel
1.77        1.69        4.81        9.03       -0.02       -
0.08
Nonferrous Metals
1.07        0.86        7.31        6.69       -0.01
0.05
Metal Products
0.00        0.66        5.85       18.84       -0.01       -
0.03
Machinery
5.14        3.29        8.72       13.08       -0.04       -
0.20
Electric Appliances
17.75       14.83       11.71        9.16       -0.08
0.46
Transport Equipment
10.21        9.89       21.77       15.59       -0.06
0.62
Precision Instruments
0.00        1.20        4.77        7.51        0.08
0.05
Other Products
0.95        1.83       33.26       13.72        0.03
0.31
Electric Power & Gas
1.51        3.58        5.77        4.22        0.17
0.02
Land Transport
1.97        3.40        4.36        9.72        0.05       -
0.01
Marine Transport
0.88        0.45        7.93        9.22       -0.02
0.02
Air Transport
0.00        0.34        0.00        9.93        0.02
0.00
Warehouse & Harbor Transport
0.42        0.19        4.09       15.57        0.01       -
0.10
Info & Communication
9.66        9.81       11.08        5.98       -0.03
0.59
Wholesale Trade
4.89        3.59       24.39       10.70       -0.07
0.71
Retail Trade
5.29        5.09       24.73       22.76        0.17
0.13
Banks
8.65       10.41       38.43       33.97       -0.39
0.25
Securities
3.23        2.40       -7.45        3.65       -0.10       -
0.38
Insurance
1.13        2.21       14.39       18.89       -0.07       -
0.03
Other Financing Business
1.88        2.61       18.10       36.29       -0.06       -
0.33
Real Estate
1.50        1.55       18.66       30.86        0.06       -
0.19
Services
2.15        1.75       14.36       15.06       -0.01       -
0.01

100.00      100.00       16.27       13.70       -0.12
2.03

     As of April 30, 2004, the Fund's net assets were approximately $95.3 million, which represents a net asset value of $6.61 per share. The change in net asset value in USD depends on several factors such as:
(1) the percentage
change in the benchmark during the period; (2) the over-or under-performance of the Fund's portfolio, after expenses, relative to the benchmark; and (3) the change in the JPY/USD exchange rate.

     Our investment strategy is to invest in undervalued securities based on intensive bottom-up analysis supported by quantitative screening. In our research efforts, we place a priority on evaluation of the top management, and its commitment to enhance shareholder value through clear-cut strategies, including restructuring, that will be eventually reflected in share prices. We add value primarily through a bottom-up stock selection approach for the fundamental Japan equity product.

     It is important to emphasize again that it has not been an objective of the
Fund to predict changes in its benchmark. Rather, its goal is to outperform the benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On April 30, 2004, the proportion of the Fund's net assets invested in Japanese equities listed on the First Section of the TSE was 97.65%, while short-term investments and other net assets represented 2.35%.

     The invested position of the Fund's assets consisted of common stocks of
Japanese companies operating in 27 different industries. The Fund had relatively large weightings in Electric Appliances (16.68% of net assets), Transportation
Equipment (9.98%), Communication (9.13%) and Banks (8.44%).

     During the six months ended April 30, 2004, the Fund's market price on the
New York Stock Exchange ("NYSE") ranged from a low of $6.15 per share on
December 18, 2003 to a high of $7.75 on April 12, 2004. The
Fund's NYSE market
price closed at $6.79 per share on April 30, 2004.

     The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the six months ended April 30,
2004, ranged from a low premium of 1.80% on January 29, 2004 to a high premium of 22.90% on November 6, 2003, and ended the period at a premium of 2.72%.

     On December 23, 2003, the Fund successfully completed a rights offering resulting in the issuance of 3,605,229 new shares, representing proceeds to the
Fund of approximately $19.4 million, after deducting for all expenses.

     The Fund has not invested in derivative securities.
Although foreign
currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

     Mr. Koichi Ogawa, CFA, is the Executive Director and
Chief Portfolio
Manager of Daiwa SB Investments Ltd. ("DSBI") for all North
American clients. A
senior member of the Investment Policy Committee (IPC) of DSBI, Mr. Ogawa possesses 29 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa
Securities as an
institutional research analyst and three years in New York analyzing U.S.
securities. He graduated from Tohoku University with a B.A.
in Law in 1972.

     Mr. Kazuhiko Hosaka, CMA, is a Senior Portfolio Manager, with a total of 15 years of experience in the Japanese equity market. He joined Daiwa in 1990 as a portfolio manager after spending two years as a securities analyst at Barclays
Securities Group. He has been directly responsible for managing Japanese equity portfolios for several North American and European pension clients. He graduated from Aoyama Gakuin University with a B.A. in Law in 1988.

     We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,


/s/ Hiroshi Kimura                          /s/ Shunsuke
Ichijo

HIROSHI KIMURA                              SHUNSUKE ICHIJO
CHAIRMAN OF THE BOARD                       PRESIDENT

THE JAPAN EQUITY FUND, INC.

PORTFOLIO OF INVESTMENTS

APRIL 30, 2004 (UNAUDITED)

COMMON STOCKS--97.65%

   SHARES
VALUE
------------
--------------
BANKS--8.44%
         347  Mitsubishi Tokyo
                Financial Group Inc.
$    3,091,020
     150,000  Mitsui Trust Holdings,
                Inc.
1,062,681
         630  Mizuho Financial
                Group, Inc.
2,983,128
     150,000  The Sumitomo Trust &
                Banking Co., Ltd.
903,483

--------------

8,040,312

--------------
CHEMICALS--7.58%
     150,000  Asahi Organic Chemicals
                Industry Co., Ltd.
434,053
     275,000  Denki Kagaku Kogyo
                Kabushiki Kaisha
920,492
       4,000  Fuji Photo Film Co.,
                Ltd.
128,810
      51,500  Hitachi Chemical Co.,
                Ltd.
943,668
     160,000  Mitsui Chemicals Inc.
843,251
      21,000  Nichiyu Giken Kogyo Co.,
                Ltd.
219,068
      39,000  Shin-Etsu Chemical Co.,
                Ltd.
1,577,830
     101,000  Sumitomo Bakelite Co.,
                Ltd.
662,400
     120,000  Sumitomo Chemical Co.,
                Ltd.
555,152
     230,000  Toagosei Co., Ltd.
513,244
     100,000  Toyo Ink Manufacturing
                Co., Ltd.
428,157

--------------

7,226,125

--------------
COMMUNICATION--9.13%
      22,200  Hitachi Information
                System, Ltd.
670,591
         240  KDDI Corp.
1,439,042
         280  NTT Corp.
$    1,473,150
       1,570  NTT DoCoMo, Inc.
3,118,922
      56,000  Tokyo Broadcasting
                System, Inc.
1,117,562
      23,000  Trend Micro Inc.
882,529

--------------

8,701,796

--------------
CONSTRUCTION--0.88%
      27,000  Daiwa House Industry
                Co., Ltd.
302,476
     135,000  Maeda Corp.
538,824

--------------

841,300

--------------
ELECTRIC APPLIANCES--16.68%
      30,000  Canon Inc.
1,575,653
      25,000  CMK Corp.
371,236
      50,000  Dainippon Screen
                Manufacturing Co.,
                Ltd.
341,528
     170,000  Fujitsu Ltd.
1,182,783
      56,000  Hitachi Kokusai
                Electric Inc.
443,469
     130,000  Hitachi Ltd.
913,915
      95,000  Koito Manufacturing Co.,
                Ltd.
684,234
       9,200  Kyocera Corp.
761,938
     148,000  Matsushita Electric
                Industrial Co., Ltd.
2,176,234
     143,000  NEC Corp.
1,124,646
       8,200  NEC Electronics Corp.
577,957
      36,000  Nichicon Corp.
418,977
      40,000  Nippon Chemi-con
                Corp.
221,335
       3,900  Rohm Co., Ltd.
487,146
      18,000  Seiko Epson Corp.
707,003
      19,000  Sharp Corp.
342,979
      13,000  Stanley Electric Co.,
                Ltd.
245,873

   SHARES
VALUE
------------
--------------
ELECTRIC APPLIANCES (CONCLUDED)
       5,000  Sumida Corp.
$      180,515
      58,000  Taiyo Yuden Co., Ltd.
970,700
       7,500  TDK Corp.
536,103
      10,100  Tokyo Electron Ltd.
615,675
     146,000  Toshiba Corp.
671,462
      25,000  Yokogawa Electric
                Corp.
339,940

--------------

15,891,301

--------------
ELECTRIC POWER & GAS--1.46%
      65,000  Tokyo Electric Power
                Co., Inc.
1,394,458

--------------
FOODS--1.60%
      53,000  Asahi Breweries, Ltd.
596,154
      80,000  Fuji Oil Co., Ltd.
928,882

--------------

1,525,036

--------------
GLASS & CERAMIC PRODUCTS--1.19%
      16,000  Nippon Electric Glass
                Co., Ltd.
377,358
     218,000  Nippon Sheet Glass Co.,
                Ltd.
761,339

--------------

1,138,697

--------------
INSURANCE--1.10%
      70,000  Aioi Insurance Co.,
                Ltd.
307,964
     140,000  Nissay Dowa General
                Insurance Co., Ltd.
737,845

--------------

1,045,809

--------------
IRON & STEEL--1.72%
     240,000  Kobe Steel, Ltd.
333,091
     250,000  Nisshin Steel Co., Ltd.
503,447
     180,000  Sumitomo Metal
                Industries, Ltd.
217,163
     160,000  Toyo Kohan Co., Ltd.
587,808

--------------

1,641,509

--------------
LAND TRANSPORTATION--1.93%
         250  East Japan Railway Co.
$    1,279,028
      95,000  Nippon Express Co.,
                Ltd.
555,833

--------------

1,834,861

--------------
MACHINERY--5.71%
      90,000  Amada Co., Ltd.
506,985
      80,000  Fujitec Co., Ltd.
383,890
      97,000  Komatsu Ltd.
553,456
      13,000  Nippon Thompson Co.,
                Ltd.
87,972
     236,000  NSK Ltd.
1,087,518
      33,000  Ricoh Co., Ltd.
658,563
       9,000  SMC Corp.
1,032,747
      58,200  THK Co., Ltd.
1,127,150

--------------

5,438,281

--------------
MARINE TRANSPORTATION--0.85%
     200,000  Nippon Yusen
                Kabushiki Kaisha
814,586

--------------
NON-FERROUS METALS--1.05%
     108,000  Sumitomo Electric
                Industries, Ltd.
999,274

--------------
OTHER FINANCING BUSINESS--1.84%
      52,000  Hitachi Capital Corp.
877,830
       6,000  JAFCO Co., Ltd.
489,840
       1,870  SFCG Co., Ltd.
384,042

--------------

1,751,712

--------------
OTHER PRODUCTS--0.93%
      75,000  Toppan Printing Co.,
                Ltd.
882,393

--------------
PHARMACEUTICAL--3.65%
      56,000  Takeda Chemical
                Industries, Ltd.
2,260,523
      36,000  Tanabe Seiyaku Co.,
                Ltd.
346,154

   SHARES
VALUE
------------
--------------
PHARMACEUTICAL (CONCLUDED)
      26,000  Yamanouchi
                Pharmaceutical Co.,
                Ltd.
$      867,925

--------------

3,474,602

--------------
PULP & PAPER--0.98%
         150  Nippon Unipac
                Holding
747,007
      30,000  Oji Paper Co., Ltd.
187,500

--------------

934,507

--------------
REAL ESTATE--1.47%
     127,000  Mitsui Fudosan Co.,
                Ltd.
1,399,719

--------------
RETAIL TRADE--5.16%
      46,900  EDION Corp.
516,904
      13,300  Fast Retailing Co., Ltd.
1,037,554
       2,000  Hard Off Corp. Co.,
                Ltd.
44,358
      55,000  Isetan Co., Ltd.
760,341
      45,000  Marui Co., Ltd.
707,003
      14,000  Matsumotokiyoshi Co.,
                Ltd.
424,165
       5,000  Nafco Co., Ltd.
161,919
          50  Nitori Co., Ltd.
3,234
      37,000  Seven-Eleven Japan Co.,
                Ltd.
1,258,618

--------------

4,914,096

--------------
RUBBER PRODUCTS--1.12%
     300,000  Yokahama Rubber Co.,
                Ltd.
1,066,763

--------------
SECURITIES--3.16%
      80,000  Nikko Cordial Corp.
455,733
     157,000  Nomura Holdings Inc.
2,552,105

--------------

3,007,838

--------------
SERVICES--2.43%
      24,500  H.I.S. Co., Ltd.
$      673,394
      22,400  NEC Fielding Ltd.
709,144
       3,000  Nomura Research
                Institute, Ltd.
310,504
      14,500  Secom Co., Ltd.
622,143

--------------

2,315,185

--------------
TEXTILE & APPAREL--2.40%
     225,000  Mitsubishi Rayon Co.,
                Ltd.
789,868
     240,000  Teijin Ltd.
722,787
      76,000  Wacoal Corp.
776,959

--------------

2,289,614

--------------
TRANSPORTATION EQUIPMENT--9.98%
      36,000  Denso Corp.
759,253
      40,000  Honda Motor Co., Ltd.
1,607,402
     360,000  Isuzu Motors Ltd.
969,884
     202,000  Mazda Motor Corp.
643,160
      43,000  Showa Corp.
445,836
      67,000  Tokai Rika Co., Ltd.
772,469
     119,000  Toyota Motor Corp.
4,307,057

--------------

9,505,061

--------------
WAREHOUSING--0.41%
     130,000  Mitsui-Soko Co., Ltd.
391,509

--------------
WHOLESALE TRADE--4.80%
      15,000  Autobacs Seven Co.,
                Ltd.
404,118
     368,000  Marubeni Corp.
928,012
     174,000  Mitsui & Co., Ltd.
1,436,321
         182  Net One Systems Co.,
                Ltd.
775,943
         214  NIWS Co., Ltd.
693,015

   SHARES
VALUE
------------
--------------
WHOLESALE TRADE (CONCLUDED)
      15,000  Paltac Corp.
$      333,364

--------------

4,570,773

--------------
Total Common Stocks
   (Cost--$81,455,974)
93,037,117

--------------

SHORT-TERM INVESTMENTS--0.35%

 PRINCIPAL
   AMOUNT
   (000)
------------
U.S. DOLLAR TIME DEPOSIT--0.35%
$        329  Bank of New York
               Time Deposit, 0.05%,
               due 5/3/04
               (Cost--$328,899)
328,899

--------------
Total Investments--98.00%
   (Cost--$81,784,873)
93,366,016
Other assets less liabilities--2.00%
1,907,623

--------------
NET ASSETS (Applicable to
   14,420,917 shares of capital stock
   outstanding; equivalent to $6.61
   per share)--100.00%
$   95,273,639

==============

TEN LARGEST EQUITY CLASSIFICATIONS HELD
APRIL 30, 2004 (UNAUDITED)

                                              PERCENT OF
INDUSTRY                                      NET ASSETS
--------                                      ----------
Electric Appliances                             16.68%
Transportation Equipment                         9.98
Communication                                    9.13
Banks                                            8.44
Chemicals                                        7.58
Machinery                                        5.71
Retail Trade                                     5.16
Wholesale Trade                                  4.80
Pharmaceutical                                   3.65
Securities                                       3.16

TEN LARGEST EQUITY POSITIONS HELD
APRIL 30, 2004 (UNAUDITED)

                                              PERCENT OF
ISSUE                                         NET ASSETS
-----                                         ----------
Toyota Motor Corp.                               4.52%
NTT DoCoMo, Inc.                                 3.27
Mitsubishi Tokyo Financial Group
   Inc.                                          3.24
Mizuho Financial Group, Inc.                     3.13
Nomura Holdings Inc.                             2.68
Takeda Chemical Industries, Ltd.                 2.37
Matsushita Electric Industrial Co., Ltd.         2.28
Honda Motor Co., Ltd.                            1.69
Shin-Etsu Chemical Co., Ltd.                     1.66
Canon Inc.                                       1.65

                 See accompanying notes to financial
statements.

THE JAPAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2004 (UNAUDITED)

ASSETS
   Investment in securities, at value (cost--$81,784,873)
$   93,366,016
   Cash denominated in foreign currency (cost--$1,562,647)
1,543,912
   Interest and dividends receivable
481,131
   Prepaid expenses
24,317

--------------
     Total assets
95,415,376

--------------
LIABILITIES
   Accrued expenses and other liabilities
141,737

--------------
NET ASSETS
   Capital stock, $0.01 par value per share; total 30,000,000 shares authorized; 14,420,917
    shares issued and outstanding
144,209
   Paid-in capital in excess of par value
126,627,010
   Accumulated net investment income
60,836
   Accumulated net realized loss on investments
(43,100,007)
   Net unrealized appreciation on investments and other
assets and liabilities denominated
    in foreign currency
11,541,591

--------------
     Net assets applicable to shares outstanding
$   95,273,639

==============
          NET ASSET VALUE PER SHARE
$         6.61

==============

                 See accompanying notes to financial
statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $39,486)
$      522,581
   Interest
155

--------------
     Total investment income
522,736

--------------
EXPENSES:
   Investment management fee
151,240
   Administration fee and expenses
80,484
   Custodian fees and expenses
67,672
   Legal fees and expenses
37,335
   Audit and tax services
35,803
   Reports and notices to shareholders
25,360
   Insurance expense
21,811
   Directors' fees and expenses
14,191
   Transfer agency fee and expenses
7,957
   Other
20,047

--------------
     Total expenses
461,900

--------------
NET INVESTMENT INCOME
60,836

--------------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES AND
FOREIGN CURRENCY TRANSACTIONS:
   Net realized gains on investments
5,158,558
   Net realized foreign currency transaction losses
(120,721)
   Net change in unrealized appreciation (depreciation) on
investments in equity securities          5,872,320
   Net change in unrealized appreciation (depreciation) on
assets and liabilities denominated
    in foreign currency
(39,640)

--------------
Net realized and unrealized gains from investment activities
and foreign currency transactions      10,870,517

--------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$   10,931,353

==============

                 See accompanying notes to financial
statements.

STATEMENT OF CHANGES IN NET ASSETS


FOR THE SIX

MONTHS        FOR THE YEAR

ENDED            ENDED

APRIL 30, 2004     OCTOBER 31,

(UNAUDITED)         2003

--------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)
$       60,836   $     (253,257)
   Net realized gain (loss) on:
     Investments
5,158,558       (5,224,636)
     Foreign currency transactions
(120,721)         209,459
   Net change in unrealized appreciation (depreciation) on:
     Investments in equity securities
5,872,320       21,082,931
     Translation of short-term investments and other assets
and liabilities
       denominated in foreign currency
(39,640)          (2,396)

--------------   --------------
   Net increase in net assets resulting from operations
10,931,353       15,812,101

--------------   --------------
FROM CAPITAL STOCK TRANSACTIONS:
   Sale of capital stock resulting from:
     Net proceeds from the sale of shares
19,423,914               --

--------------   --------------
   Net increase in net assets
30,355,267       15,812,101
NET ASSETS:
   Beginning of period
64,918,372       49,106,271

--------------   --------------
   End of period (including undistributed net investment
income of
    $60,836 and 0, respectively)
$   95,273,639   $   64,918,372

==============   ==============

                 See accompanying notes to financial
statements.

THE JAPAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on
July 12, 1990 under its former name "The Japan Emerging
Equity Fund, Inc." and
commenced operations on July 24, 1992. It is registered with the Securities and
Exchange Commission as a closed-end, diversified management investment company.

     The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

     VALUATION OF INVESTMENTS--Securities which are listed on the Tokyo Stock
Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

     FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

     TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

     The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and dividends, paid to the Fund by Japanese corporations.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME-- Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment;
temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

     The Fund has entered into an Investment Management
Agreement with Daiwa SB
Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser"), an affiliate of the Manager, acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and
DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 60% is paid by the Manager to DSBI. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the six months ended April 30,
2004, there were no out-of-pocket expenses incurred by the Manager or the
Adviser.

     At April 30, 2004, the Fund owed $27,659 to the Manager and the Manager informed the Fund that it owed the Adviser $16,595.

     Brokerage commissions of $26,364 were paid by the Fund to Daiwa Securities
America, Inc., an affiliate of both the Manager and DSBI, in connection with portfolio transactions during the six months ended April 30, 2004.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

     Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to
DSTC a monthly fee at an annual rate of 0.20% of the first
$60 million of the
Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. For the six months ended
April 30, 2004, expenses of $4,350 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

     DSTC also acts as custodian for the Fund's assets and has appointed
Sumitomo Mitsui Banking Corporation (the "Sub-Custodian"), an affiliate of the
Manager, to act as the sub-custodian for all of the cash and securities of the
Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the six months ended April 30, 2004, DSTC and the Sub-Custodian earned $22,810 and $44,862, respectively, as compensation for custodial service to the Fund.

     At April 30, 2004, the Fund owed $14,596 and $4,303 to
DSTC for
administration and custodian fees, respectively, excluding fees and expenses of
$5,995 payable to the Sub-Custodian.

     During the six months ended April 30, 2004, the Fund paid or accrued
$37,295 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

     For federal income tax purposes, the cost of securities owned at April 30,
2004 was $81,543,867. At April 30, 2004, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of
$11,493,250 was composed of gross appreciation of $13,333,917 for those investments having an excess of value over cost, and gross depreciation of
$1,840,667 for those investments having an excess of cost over value. For the six months ended April 30, 2004, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $54,417,656 and
$35,294,182, respectively.

     At October 31, 2003, the Fund had a remaining capital loss carryover of
$48,137,844, of which $6,264,639 expires in the year 2005,
$16,909,841 expires
in the year 2006, $6,225,150 expires in the year 2009, $13,474,882 expires in the year 2010 and $5,263,332 expires in the year 2011 available to offset future net capital gains.

CAPITAL STOCK

     There are 30,000,000 shares of $.01 par value common stock authorized. Of the 14,420,917 shares of the Fund outstanding at April 30, 2004, Daiwa
Securities America Inc. an affiliate of the Manager, Adviser and DSTC owned
14,532 shares.

     The Fund issued 3,605,229 shares on December 23, 2003 in connection with a rights offering of the Fund's shares, the proceeds of which, net of fees and expenses, were approximately $19.4 million. Shareholders of record on December
4, 2003 were issued one transferable right for each share of common stock owned, entitling shareholders to acquire one newly-issued share of common stock for every three rights held at a subscription price of $5.68, which was determined on December 23, 2003. Offering costs of approximately $416,000 ($0.03 per share), including $100,000 paid to DSA, as reimbursement for its expenses incurred in acting as dealer manager, were charged to paid-in capital in excess of par value upon completion of the offering. Dealer manager and soliciting fees of $637,580 ($0.04 per share) were netted against the proceeds of the subscription. DSA earned approximately $255,971 of the aforementioned fees with respect to its participation in the offering.

THE JAPAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding during each period is presented below:

                                                FOR THE SIX
                                                MONTHS ENDED
                                                  APRIL 30,
FOR THE YEARS ENDED OCTOBER 31,
                                                     2004
-------------------------------------------------------------
-----
                                                 (UNAUDITED)
2003          2002          2001          2000          1999
                                                ------------
----------    ----------    ----------    ----------    -----
-----
Net asset value, beginning of period             $     6.00
$     4.54    $     5.59    $     8.35    $     9.39    $
6.08
                                                 ----------
----------    ----------    ----------    ----------    -----
-----
Net investment income (loss)                           0.01
(0.02)        (0.04)        (0.04)        (0.04)
(0.01)
Net realized and unrealized gains (losses) on
  investments and foreign currency transactions        0.75
1.48         (1.01)        (2.72)        (1.00)         3.32
                                                 ----------
----------    ----------    ----------    ----------    -----
-----
Net increase (decrease) in net asset value
  resulting from operations                            0.76
1.46         (1.05)        (2.76)        (1.04)         3.31
                                                 ----------
----------    ----------    ----------    ----------    -----
-----
Less:
   Dilutive effect of rights offering                 (0.12)
--            --            --            --            --
                                                 ----------
----------    ----------    ----------    ----------    -----
-----
   Offering costs charged to paid-in capital in
    excess of par value                               (0.03)
--            --            --            --            --
                                                 ----------
----------    ----------    ----------    ----------    -----
-----
Net asset value, end of period                   $     6.61
$     6.00    $     4.54    $     5.59    $     8.35    $
9.39
                                                 ==========
==========    ==========    ==========    ==========
==========
Per share market value, end of period            $    6.790
$    7.160    $    4.150    $    4.990    $    7.063    $
9.813
                                                 ==========
==========    ==========    ==========    ==========
==========
Total investment return:
   Based on market price at beginning and
    end of period+                                    (1.39)%
72.53%       (16.83)%      (29.35)%      (28.02)%
42.73%
   Based on net asset value at beginning and
    end of period+                                    12.01%
32.16%       (18.78)%      (33.05)%      (11.08)%
54.44%
Ratios and supplemental data:
   Net assets, end of period (in millions)       $     95.3
$     64.9    $     49.1    $     60.5    $     90.3    $
101.6
   Ratios to average net assets of:
     Expenses                                          0.97%*
1.50%         1.44%         1.12%         0.96%         1.08%
     Net investment income (loss)                      0.15%*
(0.48)%       (0.74)%       (0.51)%       (0.48)%
(0.11)%
Portfolio turnover                                    44.54%
84.00%        76.19%        63.39%        61.91%
58.70%

----------
+ For the period ended April 30, 2004, the total investment return includes the benefit of shares resulting from the exercise of rights.
*  Annualized.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)

     On June 2, 2004, the Annual Meeting of Stockholders of
The Japan Equity
Fund, Inc. (the "Fund") was held and the following matter was voted upon and passed.

     Election of two Class II Directors to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual
Meeting of
Stockholders is held in the year 2007.

                             NUMBER OF SHARES/VOTES


PROXY AUTHORITY
              CLASS II                 VOTED FOR
WITHHELD
          ---------------              ----------
---------------
          David G. Harmer              12,236,285
214,397
          Oren G. Shaffer              12,219,390
231,292

     In addition to the two Directors re-elected at the Meeting,
Austin C. Dowling, Martin J. Gruber and Hiroshi Kimura were the other members of the Board who continued to serve as Directors of the Fund.

AN IMPORTANT NOTICE CONCERNING OUR PRIVACY POLICY

     This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms "we," "our" and "us" refer to the Fund. The term "you" in this Privacy
Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

     In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

     - Applications and other forms you submit to us.

     - Dealings and transactions with us or others.

     We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

     We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information.
Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

                 (This page has been left blank
intentionally.)

                 (This page has been left blank
intentionally.)

                 (This page has been left blank
intentionally.)

BOARD OF DIRECTORS
Hiroshi Kimura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Oren G. Shaffer

OFFICERS
Shunsuke Ichijo
PRESIDENT

John J. O'Keefe
VICE PRESIDENT AND TREASURER

Yuko Uchida
SECRETARY

Laurence E. Cranch
ASSISTANT SECRETARY

ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
PFPC Inc.

LEGAL COUNSEL
Clifford Chance US LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by the Independent Registered Public
Accounting Firm which
does not express an opinion thereon.

SEMI-ANNUAL REPORT

APRIL 30, 2004

[JAPAN EQUITY FUND LOGO]

THE JAPAN EQUITY FUND, INC.
C/O DAIWA SECURITIES TRUST COMPANY
ONE EVERTRUST PLAZA
JERSEY CITY, NEW JERSEY 07302

INVESTMENT MANAGER
DAIWA SB INVESTMENTS (U.S.A.) LTD.

INVESTMENT ADVISER
DAIWA SB INVESTMENTS LTD.

ITEM 2. CODE OF ETHICS. Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable for semi-annual report.

ITEMS 5-6. (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable for semi-annual report.

ITEMS 8. (RESERVED)

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of June 2, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEMS 10. EXHIBITS.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the
Item 2 requirements through filing of an exhibit: Not applicable for semi-annual report.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2) in the exact form set forth below:
Attached hereto.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) 						The Japan Equity
Fund, Inc.


By (Signature and Title)* 				\s\ John J.
O'Keefe
--------------------------
---------
John J. O'Keefe, Vice
President & Treasurer

Date: June 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* 				\s\ John J.
O'Keefe
--------------------------
---------
John J. O'Keefe, Vice
President & Treasurer

Date: June 28, 2004

By (Signature and Title)* 				\s\ Hiroshi
Kimura
--------------------------
---------
Hiroshi Kimura, Chairman

Date: June 28, 2004

* Print the name and title of each signing officer under his or her signature.











CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O'Keefe, certify that:

1. I have reviewed this report on Form N-CSR of The Japan
Equity Fund, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 28, 2004

\s\John J. O'Keefe
---------------------------------------
John J. O'Keefe, Vice President & Treasurer



CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Hiroshi Kimura, certify that:

1. I have reviewed this report on Form N-CSR of The Japan
Equity Fund, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 28, 2004

\s\ Hiroshi Kimura
---------------------------------------
Hiroshi Kimura, Chairman



CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Vice President & Treasurer of The Japan Equity Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended April 30, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: June 28, 2004


/s/ John J. O'Keefe
----------------------------------
John J. O'Keefe

This certification is being furnished solely pursuant to 18
U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.



CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Chairman of The Japan Equity Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended April 30, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: June 28, 2004


/s/ Hiroshi Kimura
----------------------------------
Hiroshi Kimura

This certification is being furnished solely pursuant to 18
U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.






EXHIBIT B(1)



NYA 612686.1


EXHIBIT B(2)